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C123456789

	000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	Series F Preferred

The Gabelli Equity Trust Inc.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2007 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal Nos. 1 and 2.

please vote, date and sign below and return promptly in the enclosed envelope.

A	Proposal – The Board of Directors recommends a vote FOR Proposal 1.	FOR	AGAINST	ABSTAIN

1.	To consider and vote upon a proposal to distribute to the Fund’s common shareholders approximately $70 million of the Fund’s net assets in the form of shares of The Gabelli Healthcare & WellnessRX Trust, a newly-organized, closed-end management investment company.	☐	☐	☐

B	Proposal – The Board of Directors recommends a vote FOR all nominees listed.

2.	To elect three (3) Directors of the Fund:

	For	Withhold		For	Withhold		For	Withhold

01 – Mario J. Gabelli, CFA	☐	☐	02 – Thomas E. Bratter	☐	☐	03 – Arthur V. Ferrara	☐	☐

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below

D	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

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C123456789

	000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
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ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	Series D Preferred

The Gabelli Equity Trust Inc.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2007 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal Nos. 1 and 2.

please vote, date and sign below and return promptly in the enclosed envelope.

A	Proposal – The Board of Directors recommends a vote FOR Proposal 1.	FOR	AGAINST	ABSTAIN

1.	To consider and vote upon a proposal to distribute to the Fund’s common shareholders approximately $70 million of the Fund’s net assets in the form of shares of The Gabelli Healthcare & WellnessRX Trust, a newly-organized, closed-end management investment company.	☐	☐	☐

B	Proposal – The Board of Directors recommends a vote FOR all nominees listed.

2.	To elect three (3) Directors of the Fund:

	For	Withhold		For	Withhold		For	Withhold

01 – Mario J. Gabelli, CFA	☐	☐	02 – Thomas E. Bratter	☐	☐	03 – Arthur V. Ferrara	☐	☐

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below

D	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

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C123456789

	000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	Common Shareholder

The Gabelli Equity Trust Inc.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 14, 2007 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal Nos. 1 and 2.

please vote, date and sign below and return promptly in the enclosed envelope.

A	Proposal – The Board of Directors recommends a vote FOR Proposal 1.	FOR	AGAINST	ABSTAIN

1.	To consider and vote upon a proposal to distribute to the Fund’s common shareholders approximately $70 million of the Fund’s net assets in the form of shares of The Gabelli Healthcare & WellnessRX Trust, a newly-organized, closed-end management investment company.	☐	☐	☐

B	Proposal – The Board of Directors recommends a vote FOR all nominees listed.

2.	To elect three (3) Directors of the Fund:

	For	Withhold		For	Withhold		For	Withhold

01 – Mario J. Gabelli, CFA	☐	☐	02 – Thomas E. Bratter	☐	☐	03 – Arthur V. Ferrara	☐	☐

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below

D	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box